SERIES I

SERIES I

BOOK ENTRY ONLY GLOBAL CERTIFICATE

GLIMCHER
REALTY TRUST

Shares

GLIMCHER REALTY TRUST

A REAL ESTATE INVESTMENT TRUST FORMED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

CUSIP 379302 607

SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE 6.875% SERIES I CUMULATIVE REDEEMABLE PREFERRED SHARES, $.01 PAR VALUE PER SHARE, OF BENEFICIAL INTEREST OF

Glimcher Realty Trust (the "Trust"), transferable on the books of the Trust by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Trust has caused this Certificate to be executed on its behalf by its duly authorized officers.

President

Secretary

GLIMCHER REALTY TRUST
FORMED
1993
MARYLAND

DATED March 27,2013

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By____________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

IMPORTANT NOTICE

GLIMCHER REALTY TRUST

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(C) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF BENEFICIAL INTEREST OF EACH CLASS WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, AND ANY AMENDMENTS THERETO, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER AND TO REQUIREMENTS OF NOTICE AND INFORMATION FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). IF THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED HEREBY WILL AUTOMATICALLY BECOME EXCESS SHARES (AS DEFINED IN THE DECLARATION OF TRUST OF THE TRUST) WHICH MAY BE PURCHASED BY THE TRUST AT ITS SOLE DISCRETION. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, AND ANY AMENDMENTS THERETO, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT- Custodian (CUST) (Minor) under Uniform Gifts to Minors Act (STATE)
TEN ENT	-	as tenants by the entireties	
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT Custodian (until age. . .). . . (CUST) (MINOR) under Uniform Transfers to Minors Act. . . . . (STATE)

Additional abbreviations may also be used though not in the above list.

For value received, ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated:_______________________________20_______________

Signature: ____

Signature: ____

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.